Conservative Allocation Portfolio
Schedule of Investments (unaudited)
As of September 30, 2024
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.1%)
U.S. Stock Funds (24.2%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	1,447,372	101,997
Vanguard Extended Market Index Fund Admiral Shares	109,643	15,135
		117,132
International Stock Fund (16.3%)
Vanguard Total International Stock Index Fund Admiral Shares	2,265,408	78,859
U.S. Bond Fund (41.7%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	18,675,885	201,513
International Bond Fund (17.9%)
Vanguard Total International Bond Index Fund Admiral Shares	4,321,621	86,821
Total Investment Companies (Cost $479,440)		484,325
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 5.014% (Cost $464)	4,642	464
Total Investments (100.2%) (Cost $479,904)		484,789
Other Assets and Liabilities—Net (-0.2%)		(862)
Net Assets (100%)		483,927
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2024, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2023 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2024 Market Value ($000)
Vanguard Extended Market Index Fund	15,883	505	2,760	1,113	394	127	—	15,135
Vanguard Market Liquidity Fund	152	NA1	NA1	—	—	3	—	464
Vanguard Total International Bond Index Fund	83,724	4,171	2,685	11	1,600	1,403	—	86,821
Vanguard Total International Stock Index Fund	75,509	4,160	9,273	1,353	7,110	1,171	—	78,859
Vanguard Variable Insurance Funds—Equity Index Portfolio	95,955	8,017	16,389	5,506	8,908	1,282	3,664	101,997
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	196,089	15,405	13,127	247	2,899	5,470	—	201,513
Total	467,312	32,258	44,234	8,230	20,911	9,456	3,664	484,789
1	Not applicable—purchases and sales are for temporary cash investment purposes.